UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026 (April 21, 2026)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On April 21, 2026, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter and fiscal year ended March 31, 2026. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2026	2025	2025

Efficiency ratio:
Total non-interest expense	$71,635	$71,294	$70,787
Less: amortization of other intangible assets	1,697	2,210	2,213
Adjusted total non-interest expense	69,938	69,084	68,574

Total non-interest income	28,254	26,272	27,099
Less: net (loss) gain on investment securities	—	(77)	(2)
Less: net loss on asset disposals and other transactions	(410)	(1,908)	(361)
Total non-interest income, excluding net gains and losses	28,664	28,257	27,462

Net interest income	90,420	91,049	85,255
Add: fully tax-equivalent adjustment (a)	245	266	283
Net interest income on a fully tax-equivalent basis	90,665	91,315	85,538

Adjusted revenue	$119,329	$119,572	$113,000

Efficiency ratio	58.61%	57.78%	60.68%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	At or For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands, except per share data)	2026	2025	2025	2025	2025

Tangible equity:
Total stockholders' equity	$1,216,040	$1,206,602	$1,182,776	$1,153,350	$1,137,821
Less: goodwill and other intangible assets	391,601	393,319	395,535	397,785	400,099
Tangible equity	$824,439	$813,283	$787,241	$755,565	$737,722

Tangible assets:
Total assets	$9,648,087	$9,649,630	$9,623,944	$9,540,608	$9,246,000
Less: goodwill and other intangible assets	391,601	393,319	395,535	397,785	400,099
Tangible assets	$9,256,486	$9,256,311	$9,228,409	$9,142,823	$8,845,901

Tangible book value per common share:
Tangible equity	$824,439	$813,283	$787,241	$755,565	$737,722
Common shares outstanding	35,925,945	35,714,484	35,705,369	35,673,721	35,669,100

Tangible book value per common share	$22.95	$22.77	$22.05	$21.18	$20.68

Tangible equity to tangible assets ratio:
Tangible equity	$824,439	$813,283	$787,241	$755,565	$737,722
Tangible assets	$9,256,486	$9,256,311	$9,228,409	$9,142,823	$8,845,901

Tangible equity to tangible assets	8.91%	8.79%	8.53%	8.26%	8.34%

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2026	2025	2025

Pre-provision net revenue:
Income before income taxes	$37,345	$37,977	$31,377
Add: provision for credit losses	9,694	8,050	10,190
Add: net loss on OREO	26	851	—
Add: net loss on investment securities	—	77	2
Add: net loss on other assets	384	210	330
Add: net loss on other transactions	—	847	51
Pre-provision net revenue	$47,449	$48,012	$41,930

	Three Months Ended
	March 31,	September 30,	March 31,
(Dollars in thousands)	2026	2026	2025

Annualized net income adjusted for non-core items:
Net income	$29,006	$31,754	$24,336
Add: net loss on investment securities	—	77	2
Less: tax effect of net loss on investment securities (a)	—	16	—
Add: net loss on asset disposals and other transactions	410	1,908	361
Less: tax effect of net loss on asset disposals and other transactions (a)	86	401	76
Net income adjusted for non-core items	$29,330	$33,322	$24,623

Days in the period	90	92	90
Days in the year	365	365	365
Annualized net income	$117,635	$125,981	$98,696
Annualized net income adjusted for non-core items	$118,949	$132,201	$99,860
Return on average assets:
Annualized net income	$117,635	$125,981	$98,696
Total average assets	$9,601,108	$9,630,774	$9,195,467
Return on average assets	1.23%	1.31%	1.07%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$118,949	$132,201	$99,860
Total average assets	$9,601,108	$9,630,774	$9,195,467
Return on average assets adjusted for non-core items	1.24%	1.37%	1.09%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	For the Three Months Ended
	March 31,	September 30,	March 31,
(Dollars in thousands)	2026	2026	2025

Annualized net income excluding amortization of other intangible assets:
Net income	$29,006	$31,754	$24,336
Add: amortization of other intangible assets	1,697	2,210	2,213
Less: tax effect of amortization of other intangible assets (a)	356	464	465
Net income excluding amortization of other intangible assets	$30,347	$33,500	$26,084

Days in the period	90	92	90
Days in the year	365	365	365
Annualized net income	$117,635	$125,981	$98,696
Annualized net income excluding amortization of other intangible assets	$123,074	$132,908	$105,785

Average tangible equity:
Total average stockholders' equity	$1,218,368	$1,196,505	$1,122,860
Less: average goodwill and other intangible assets	392,490	394,409	401,344
Average tangible equity	$825,878	$802,096	$721,516

Return on average stockholders' equity ratio:
Annualized net income	$117,635	$125,981	$98,696
Average stockholders' equity	$1,218,368	$1,196,505	$1,122,860

Return on average stockholders' equity	9.66%	10.53%	8.79%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets	$123,074	$132,908	$105,785
Average tangible equity	$825,878	$802,096	$721,516

Return on average tangible equity	14.90%	16.57%	14.66%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits below.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on April 21, 2026 to discuss results of operations for the quarter ended March 31, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 27, 2026	By:/s/	KATHRYN BAILEY
Kathryn Bailey

Executive Vice President, Chief Financial Officer and Treasurer